Exhibit 99.1

Integrated Wellness Acquisition Corp Receives Delisting Notice from the New York Stock Exchange

New York, NY, December 16, 2024 – Integrated Wellness Acquisition Corp (the “Company”) (OTC: WELNF) announced today that it received written notice from the New York Stock Exchange (the “NYSE”) indicating that the staff of NYSE Regulation had determined to commence proceedings to delist the Company’s securities from the NYSE due to the Company’s failure to consummate a business combination within the shorter of (i) the time period specified by its constitutive documents or by contract or (ii) three years following the closing of the Company’s initial public offering. Trading in the Company’s securities was suspended immediately after market close on December 13, 2024. Following suspension of trading on NYSE, the Company’s units, Class A ordinary shares and warrants will be eligible to trade on the OTC Markets under the ticker symbols “WELUF,” “WELNF,” and “WELWF,” respectively. The NYSE will apply to the Securities and Exchange Commission to delist the Company’s securities upon completion of all applicable procedures, including any appeal by the Company of the NYSE Regulation staff’s decision.

As indicated in the letter, the Company has the right to request that NYSE’s delisting determination be reviewed by a Committee of the Board of Directors of the NYSE, which the Company may pursue.

The delisting process does not affect the Company’s business operations. The Company will remain a reporting entity under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ensuring continued disclosure of financial and operational information.

The Company intends to apply to list on the Nasdaq Stock Market (the “Nasdaq”) in connection with the closing of its initial business combination.

About Integrated Wellness Acquisition Corp

Integrated Wellness Acquisition Corp, a Cayman Islands exempted company, was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination.

Forward-Looking Statements

This press release contains certain forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release and include statements regarding the Company’s intentions, beliefs or current expectations concerning the Company’s performance, business and future events. Such forward-looking statements are based on management’s expectations, beliefs and forecasts concerning future events impacting the Company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, as well as assumptions, which, if they were to ever materialize or prove incorrect, could cause actual results to differ materially from the from the plans, objectives, expectations, estimates and intentions expressed or implied by such forward-looking statements. The forward-looking statements made in this press release speak only as of the date hereof and the Company disclaims any obligation, except as required by law, to provide updates, revisions or amendments to any forward-looking statements to reflect changes in the Company’s expectations or future events.

Contacts

Integrated Wellness Acquisition Corp

1441 Broadway, 6TH Floor

New York, NY 10018

Attn: Matthew Malriat, CFO

info@integratedwellnessspac.com

Tel: (917) 397-7625